UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 17, 2007

WITS BASIN PRECIOUS MINERALS INC.
(Exact Name of Registrant as Specified in Charter)

Minnesota (State or Other Jurisdiction of Incorporation)	1-12401 (Commission File Number)	84-1236619 (IRS Employer Identification No.)

80 South 8th Street, Suite 900 Minneapolis, Minnesota (Address of Principal Executive Offices)	55402-8773 (Zip Code)

612.349.5277
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On July 17, 2007, Easyknit Enterprises Holdings Limited (“Easyknit”), a party to that certain Agreement and Plan of Merger and Reorganization dated April 20, 2007, as amended on May 21, 2007 (the “Merger Agreement”) by and among Easyknit, Race Merger, Inc. and Wits Basin Precious Minerals Inc. (“Wits Basin” or the “Registrant”), filed an Announcement with the Stock Exchange of Hong Kong (“SEHK”) relating to the proposed merger. Subsequent to such filing, Easyknit and its principal shareholder, Easyknit International Holdings Limited, applied for the resumption of trading of its shares on the SEHK. The trading of Easyknit shares resumed on the SEHK on July 18, 2007. The Announcement, attached hereto as Exhibit 99.1, is a filing by Easyknit pursuant to the rules and regulations of the SEHK, and Wits Basin and its management do not take responsibility for the accuracy and completeness of such filing.

Attached hereto as Exhibit 99.2 is a press release filed by Wits Basin on July 18, 2007 with respect to Easyknit’s filing of the Announcement and the resumption of trading of Easyknit shares on the SEHK.

This Current Report on Form 8-K is issued pursuant to Rule 135 under the Securities Act of 1933, as amended, and shall not constitute an offer to sell or the solicitation of an offer to purchase any securities.

An offer of securities in the United States pursuant to a business combination transaction will only be made through a prospectus which is part of an effective registration statement filed with the Securities and Exchange Commission (the “SEC”). In connection with the proposed merger of Wits Basin and Easyknit, Easyknit will file a registration statement on Form F-4, which will include a proxy statement of Wits Basin that also constitutes a prospectus of Easyknit, and other documents with the SEC. Such registration statement, however, is not currently available. SHAREHOLDERS OF WITS BASIN ARE URGED TO READ THE DEFINITIVE REGISTRATION STATEMENT ON FORM F-4 AND OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC, INCLUDING THE DEFINITIVE PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE DEFINITIVE REGISTRATION STATEMENT ON FORM F-4, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The final proxy statement/prospectus will be mailed to shareholders of Wits Basin. Investors and security holders will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing relevant information about Wits Basin and Easyknit without charge, at the SEC’s website (http://www.sec.gov) once such documents are filed with the SEC. Copies of the proxy statement/prospectus will also be available, without charge, once they are filed with the SEC by directing a request to Wits Basin’s Investor Relations at Lighthouse Communications (866) 739-0390 or info@lhcom.bz.

Easyknit and Wits Basin, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Wits Basin’s shareholders with respect to the proposed merger. Information about Easyknit’s directors and executive officers will be available in Wits Basin’s proxy statement to be filed with the SEC as referenced above. Information about Wits Basin’s directors and officers will be available in Wits Basin’s proxy statement to be filed with the SEC as referenced above, and is currently available in Wits Basin’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 filed with the SEC on April 16, 2007 and other public filings with the SEC made by Wits Basin. Other information about the participants in the proxy solicitation and a description of their direct and indirect interests (by security holdings or otherwise) will be contained in the proxy statement and other relevant materials after they are filed with the SEC.

The statements included in this Current Report on Form 8-K concerning predictions of economic performance and management's plans and objectives constitute forward-looking statements made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. This Current Report contains forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially. Such statements are valid only as of today, and we disclaim any obligation to update this information. These statements are subject to known and unknown risks and uncertainties that may cause actual future experience and results to differ materially from the statements made. These statements are based on our current beliefs and expectations as to such future outcomes. These risks and uncertainties include, without limitation, the parties’ ability to consummate the merger; and other risks and uncertainties described in Wits Basin’s filings from time to time with the SEC.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description of Document
99.1	Announcement filed by Easyknit Enterprises Holdings Limited with the Stock Exchange of Hong Kong on July 18, 2007
99.2	Press Release dated July 18, 2007

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wits Basin Precious Minerals Inc.

Date: July 20, 2007	By:	/s/ Mark D. Dacko
Mark D. Dacko Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description of Document
99.1	Announcement filed by Easyknit Enterprises Holdings Limited with the Stock Exchange of Hong Kong on July 18, 2007
99.2	Press Release dated July 18, 2007